BRAND AND SERVICES ACQUISITION CORP.

401 East Las Olas Boulevard, Suite 1220

Fort Lauderdale, FL 33301

___________, 2007

New River Capital :Partners, LP

401 East Las Olas Boulevard, Suite 1220

Fort Lauderdale, FL 33301

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Brand and Services Acquisition Corp. (the “Company”), and continuing for up to two years until the earlier of the consummation by the Company of a business combination or the Company’s liquidation (as described in the Company’s IPO prospectus) (the “Termination Date”), New River Capital Partners, LP (“NRCP”) shall make available to the Company certain office as well as certain office and secretarial services as may be required by the Company from time to time, situated at 401 East Las Olas Boulevard, Suite 1220, Fort Lauderdale, FL 33301. In exchange therefor, the Company shall pay NRCP the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

BRAND AND SERVICES ACQUISITION CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

NEW RIVER CAPITAL PARTNERS, LP

By:
Name:
Title: